Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	July 20, 2009 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	July 20, 2009 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
		STORE WORKING
	GEN OPER.	FUNDS	UTILITY DEP	SALES TAX	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	4,760	2	280	5,490	27	10,560	(36,865)	(68,811)

RECEIPTS
CASH SALES	-					-	-	83,387
CREDIT CARD RECEIVABLES	-					-	-	20,495
LOANS AND ADVANCES						-	-	-
SALE OF ASSETS	404					404	26,614	95,901
OTHER RECEIPTS [3]	22,376		0	0		22,376	15,199	39,614
TRANSFERS (FROM DIP ACCTS)	(1,748)	8		1,742	(2)	0	-	0

TOTAL RECEIPTS	$ 21,032	8	$ 0	$ 1,742	$ (2)	$ 22,781	$ 41,813	$ 239,397

DISBURSEMENTS
ADVERTISING	-					-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)	-					-	-	53,228
RENT	2,446					2,446	-	10,169
PAYROLL, PAYROLL TAXES, AND BENEFITS	6,431					6,431	6,946	37,390
UTILITIES	570					570	647	2,335
INSURANCE	165					165	112	492
SALES AND OTHER TAXES	156			7,153		7,309	2,000	21,559
GENERAL OPERATING	863					863	1,126	6,542
FINLAY LICENSE	4,566					4,566	-	8,177
FINANCING EXPENSES	-					-	-	3,524
PROFESSIONAL FEES	-					-	-	117
OTHER	385				2	386	2,433	7,356
TOTAL DISBURSEMENTS	$ 15,582	$ -	$ -	$ 7,153	$ 1	$ 22,736	$ 13,264	$ 154,112

DRAW ON LC	-					-	-	4,648
ADJUSTMENTS	(2,048)					(2,048)	-	(828)
NET CASH FLOW	$ 3,402	$ 8	$ 0	$ (5,411)	$ (3)	$ (2,004)	$ 28,549	$ 79,809
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH	$ 8,162	$ 11	$ 280	$ 80	$ 24	$ 8,556	$ (8,316)	$ 10,998

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of May 30, 2009 was $0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period May 5, 2009 - June 1, 2009. The projection does not include activity in the other general operating, Alaska, and sales tax accounts.

[3] Primarily represents reimbursements from the liquidator joint venture for store expenses and augment merchandise sharing.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				AMOUNT PAID		TOTAL PAID TO DATE
PAYEE	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	FEES	EXPENSES	FEES	EXPENSES	AMOUNT ACCRUED [1]	TOTAL INCURRED AND UNPAID

O'Melveny & Meyers	1/14 to 5/30/09							3,275,000	3,275,000
FTI Consulting	1/14 to 5/30/09							2,925,000	2,925,000
Richards, Layton & Finger	1/14 to 5/30/09							290,000	290,000
Kurtzman Carson Consultants	1/14 to 5/30/09			126,685		126,685		417,000	290,315
Cooley Godward Kronish	1/14 to 5/30/09							680,000	680,000
Loughlin Meghji & Company	1/14 to 5/30/09							360,000	360,000
Benesch	1/14 to 5/30/09							90,000	90,000
GE Capital Third Party Legal [1]	1/14 to 5/30/09			95,430		95,430		500,000	404,570
Financial Dynamics	1/14 to 5/30/09			11,665		11,665		25,000	13,335
Other	1/14 to 5/30/09							520,000	520,000

TOTAL PAYMENTS TO PROFESSIONALS			$ -	$ 233,780	$ -	$ 233,780	$ -	$ 9,082,000	$ 8,848,220

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement performed prepetition.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	0	92,623
Net Leased Department Revenue	483	1,527
Net Credit Revenue	67	1,697
Total Revenues	550	95,847
COST OF GOODS SOLD
Cost of Goods Sold	(70)	74,036
Gross Profit	620	21,811
OPERATING EXPENSES
Advertising	(4)	2,197
Bad Debts	(10)	55
Contributions	-	9
Employee Benefits Programs	(103)	3,300
Insider Compensation	78	691
Insurance	71	772
Repairs and Maintenance	10	933
Rent and Lease Expense	134	6,887
Salaries/Commissions/Fees	741	18,167
Supplies	10	1,930
Taxes	501	2,113
Travel and Entertainment	2	122
Utilities	(14)	1,020
Other (attach schedule)	188	50,181
Total Operating Expenses Before Depreciation	1,604	88,347
Depreciation/Depletion/Amortization	546	4,629
Net Profit (Loss) Before Other Income & Expenses	(1,530)	(71,165)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(687)	(1,068)
Interest Expense	135	1,613
Net Profit (Loss) Before Reorganization Items	(978)	(71,710)
REORGANIZATION ITEMS
Professional Fees	1,007	9,089
U. S. Trustee Quarterly Fees	10	50
Other Reorganization Expenses (attach schedule)	468	2,173
Total Reorganization Expenses	1,485	11,312
Income Taxes	-	76
Net Profit (Loss)	$ (2,463)	$ (83,098)

Notes:

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	788	4,610
Unclassified	(689)	(936)
Communications	75	401
Postage	13	206
Professional Fees	6	77
Costs capitalized under Uniform Capitalization Rules [1]	0	(1,099)
(Gain) Loss on Assets	(5)	46,916
Store Closure Costs	0	6

Total Other Operational Expenses	188	50,181
Other Income
Rental income	(12)	(52)
Miscellaneous income	(675)	(1,016)

Total Other Income	(687)	(1,068)
Other Reorganization Expenses
Amortization of DIP loan fees	468	2,173

Total Other Reorganization Expenses	468	2,173

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to align these costs with the related sales.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	8,195	7,408
Restricted Cash and Cash Equivalents [1]	360	-
Credit Card Receivables	1,569	-
Accounts Receivable (Net)	5,756	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	4,169	3,849
Professional Retainers	493	493
Other Current Assets (attach schedule)	22,722	8,216
TOTAL CURRENT ASSETS	$ 43,264	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	60,652	60,652
Machinery and Equipment	12,348	61,313
Furniture, Fixtures and Office Equipment	1,148	89,942
Leasehold Improvements	65,469	65,463
Vehicles	420	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(65,774)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 74,263	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	11,488	5,166
TOTAL OTHER ASSETS	$ 11,488	$ 5,166

TOTAL ASSETS	$ 129,015	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	6,843
Taxes Payable (refer to FORM MOR-4)	7,174
Wages Payable	279
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	8,868
Amounts Due to Insiders	19
Other Postpetition Liabilities (attach schedule)	38,953
TOTAL POSTPETITION LIABILITIES	$ 63,425	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	3,249	76,069
Priority Debt	37	37
Unsecured Debt	54,272	54,533
Other Pre-petition Liabilities (attach schedule)	2,486	64,099
TOTAL PRE-PETITION LIABILITIES	$ 60,044	$ 194,738

TOTAL LIABILITIES	$ 123,469	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(83,098)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	5,546	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 129,015	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurances and tax payments.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	756	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	194	122
Prepaid rent	1,884	-
Prepaid expenses	189	1,094
Prepaid property taxes	257	358

Total Prepaid Expenses	4,169	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	638	4
Joint Venture receivable	15,493	-
Other receivables	110	373
Salary support receivable	360	184
Other	3	3

Total Other Current Assets	22,722	8,216
Other Assets
Intangibles - lease rights	787	813
Investment in partnership	1,771	1,810
Credit card and other deposits	5,938	-
Straightline lease	2,456	2,543
Prepaid rent	536

Total Other Assets	11,488	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Prepetition Liabilities
Other Postpetition Liabilities
Accrued expenses	373	-
Cash management liability (bank overdraft)	2,396	-
Gift and merchandise cards	3,792	-
Vacation payable	643	-
Payroll deductions payable	506	-
Sales return reserve	-	-	[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	348	-	[1]
Deferred revenue	5,939	-
Deferred rent	5,309	-
Intangibles - lease rights	196	-
Fin 48 liability	1,008	-
Deferred taxes	3,512	-
Capital leases	8,813	-
Total Other Postpetition Liabilities	38,953	-

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	1,682	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	477	520
Pension liability	97	97
Other accruals prepetition	213	599
Store party fund	17	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	2,486	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	149,762	339,172	(284,862)	204,072
FICA	651,932	856,070	(864,696)	643,305
Unemployment	47,570	18,903	-	66,473
Total Federal Taxes	$ 849,264	$ 1,214,145	$ (1,149,558)	$ 913,851
State and Local
Withholding	69,775	160,929	(130,398)	100,306
Sales & Excise [1]	7,442,047	5,349,938	(7,013,117)	5,778,868
Unemployment	157,222	68,064	-	225,286
Real Property	(193,169)	297,562	-	104,394
Personal Property [2]	26,078	14,466	-	40,544
Workers Compensation	5,313	3,460	-	8,773
Other: Local	891	623	-	1,514
Total State and Local	7,508,158	5,895,042	(7,143,515)	6,259,685
Total Taxes	$ 8,357,421	$ 7,109,187	$ (8,293,073)	$ 7,173,535

[1] Sales and Excise taxes are paid one month in arrears.

[2] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 3, 2009 - May 30, 2009

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.